UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Information Required in Proxy Statement

Schedule 14a Information

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

ARCONIC INC.
(Name of Registrant as Specified in Its Charter)

ELLIOTT ASSOCIATES, L.P.

ELLIOTT INTERNATIONAL, L.P.

PAUL E. SINGER

ELLIOTT CAPITAL ADVISORS, L.P.

ELLIOTT SPECIAL GP, LLC

BRAXTON ASSOCIATES, INC.

ELLIOTT ASSET MANAGEMENT LLC

ELLIOTT INTERNATIONAL CAPITAL ADVISORS INC.

HAMBLEDON, INC.

ELLIOTT MANAGEMENT CORPORATION

THE LIVERPOOL LIMITED PARTNERSHIP

LIVERPOOL ASSOCIATES LTD.

LARRY A. LAWSON

CHRISTOPHER L. AYERS

ELMER L. DOTY

BERND F. KESSLER

PATRICE E. MERRIN

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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2017 ANNUAL MEETING OF SHAREHOLDERS

OF

ARCONIC INC.

SUPPLEMENT DATED MARCH 24, 2017 TO THE PROXY STATEMENT OF ELLIOTT ASSOCIATES, L.P. ELLIOTT INTERNATIONAL, L.P. DATED MARCH 9, 2017

PLEASE SIGN, DATE AND MAIL THE BLUE PROXY CARD TODAY

Elliott Associates, L.P. and Elliott International, L.P., together with the other participants in this solicitation (collectively, “Elliott”), are making this proxy statement supplement and accompanying BLUE proxy card available to holders of common stock, par value $1.00 per share (“Common Stock”), of Arconic Inc., a Pennsylvania corporation (“Arconic” or the “Company”), in connection with the solicitation of proxies in connection with the Company’s 2017 annual meeting of shareholders scheduled to be held on Tuesday, May 16, 2017, at 9:00 a.m., Eastern Time, at The Performing Arts Center, Purchase College, SUNY, 735 Anderson Hill Road, Purchase, New York 10577 (including any and all adjournments, postponements, continuations or reschedulings thereof, or any other meeting of shareholders held in lieu thereof, the “2017 Annual Meeting”).

We are primarily seeking your support at the 2017 Annual Meeting to elect Elliott’s four director nominees, Christopher L. Ayers, Elmer L Doty, Bernd F. Kessler and Patrice E. Merrin (collectively, the “Nominees”), to the Company’s Board of Directors (the “Board”). We are seeking to change a minority of the Board. We are soliciting proxies to elect not only our four Nominees, but also the candidate who has been nominated by the Company other than Messrs. Hess, Kleinfeld and Tata and Ms. Alving. This gives shareholders the ability to vote for the total number of directors up for election at the 2017 Annual Meeting. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

Elliott filed its definitive proxy statement for the 2017 Annual Meeting with the Securities and Exchange Commission (the “SEC”) on March 9, 2017. The Company filed its definitive proxy statement for the 2017 Annual Meeting with the SEC on March 13, 2017. This supplement discloses certain information about the 2017 Annual Meeting included in the Company’s definitive proxy statement that had not been publicly available at the time we filed our definitive proxy statement.

IMPORTANTLY, IF YOU HAVE SUBMITTED A BLUE PROXY CARD AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

According to the Company’s definitive proxy statement, as of March 1, 2017, the record date for the 2017 Annual Meeting, there were 440,644,293 shares of Common Stock outstanding and expected to be entitled to vote at the 2017 Annual Meeting.

According to the Company’s definitive proxy statement, to be considered for inclusion in the Company’s 2018 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at the Company’s principal executive offices no later than November 17, 2017. Address all shareholder proposals to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608. According to the Company’s definitive proxy statement, shareholder nominations for candidates for election at the 2018 annual meeting which the shareholder wishes to include in the Company’s proxy materials relating to the 2018 annual meeting must be received by the Company at the above address no earlier than October 18, 2017 and no later than November 17, 2017, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Company’s By-Laws. According to the Company’s definitive proxy statement, for any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2018 annual meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s By-Laws, must be received in writing at the Company’s principal executive offices by February 15, 2018. Address all notices of intention to present proposals at the 2018 annual meeting to: Arconic Inc., Corporate Secretary’s Office, 390 Park Avenue, New York, NY 10022-4608.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the Company’s 2018 annual meeting of shareholders is based on information contained in the Company’s proxy statement and the Company’s By-Laws. The incorporation of this information in this supplement should not be construed as an admission by any of the participants in this solicitation that such procedures are legal, valid or binding.

Schedule II of our definitive proxy statement is hereby supplemented as attached hereto to reflect updated information included in the Company’s definitive proxy statement.

For details regarding the qualifications of our Nominees as well as our reasons for making this solicitation, please see our definitive proxy statement filed with the SEC on March 9, 2017. If you need another copy of our definitive proxy statement or this supplement, please contact Okapi Partners LLC, which is assisting Elliott with its effort to solicit proxies, at the address and toll-free number set forth on the back cover of this supplement.

This supplement is dated March 24, 2017, and is first being furnished to shareholders of the Company on or about March 24, 2017. This supplement should be read in conjunction with Elliott’s definitive proxy statement filed with the SEC on, and first furnished to shareholders of the Company on or about, March 9, 2017.

All BLUE proxy cards that have been submitted in connection with our mailing to shareholders of a proxy statement and proxy card on March 9, 2017 remain valid and will be voted at the 2017 Annual Meeting as marked.

THEREFORE, IF YOU HAVE SUBMITTED A BLUE PROXY CARD SINCE MARCH 9, 2017 AND YOU DO NOT WISH TO CHANGE YOUR VOTE, THEN YOU DO NOT HAVE TO TAKE ANY FURTHER ACTION. You should DISREGARD AND DISCARD any WHITE proxy card you receive from the Company.

THIS SOLICITATION IS BEING MADE BY ELLIOTT AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

PLEASE SIGN, DATE AND RETURN THE BLUE PROXY CARD IN FAVOR OF THE ELECTION OF THE NOMINEES. YOU SHOULD DISREGARD AND DISCARD, AND NOT VOTE, ANY WHITE PROXY CARD YOU RECEIVE FROM THE COMPANY.

THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. IF YOU HAVE ALREADY SENT A WHITE PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN OUR DEFINITIVE PROXY STATEMENT BY SIGNING, DATING AND RETURNING A BLUE PROXY CARD. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE 2017 ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE 2017 ANNUAL MEETING OR BY VOTING IN PERSON AT THE 2017 ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the 2017 Annual Meeting:

The proxy materials are available at

www.newarconic.com

SCHEDULE II

The following tables are reprinted from the definitive proxy statement filed by Arconic Inc. with the Securities and Exchange Commission on March 13, 2017.

Stock Ownership of Certain Beneficial Owners

The following shareholders reported to the Securities and Exchange Commission that they beneficially owned more than 5% of Arconic common stock as of December 31, 2016, except as noted below.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class
Elliott Associates, L.P. 40 West 57th Street New York, NY 10019	Common Stock	51,102,133[1]	11.6%
Elliott International, L.P. c/o Maples & Calder P.O. Box 309 Ugland House, South Church Street George Town Cayman Islands, British West Indies
Elliott International Capital Advisors Inc. 40 West 57th Street New York, NY 10019
Christopher L. Ayers 2400 W. 75th Street Prairie Village, Kansas 66208
Elmer L. Doty 24 Robledo Drive Dallas, Texas 75230
Charles M. Hall 111 Faison Road Chapel Hill, North Carolina 27517
Bernd F. Kessler Burgstrasse 10 82064 Strasslach, Germany
Patrice E. Merrin 92 Birch Avenue Toronto, Ontario M4V1C8
The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	Common Stock	40,317,253[2]	9.19%
Blackrock, Inc. 55 East 52nd Street New York, NY 10022	Common Stock	32,493,063[3]	7.4%

1	As of March 10, 2017; as reported in a Schedule 13D amendment dated March 10, 2017: Elliott Associates L.P. had sole power to vote and dispose of 16,352,683 shares; Elliott International, L.P. had shared power to vote and dispose of 34,749,450 shares; Elliott International Capital Advisors Inc. had shared power to vote and dispose of 34,749,450 shares; Christopher L. Ayers had sole power to vote and dispose of 100 shares; and each of Elmer L. Doty, Charles M. Hall, Bernd F. Kessler and Patrice E. Merrin did not beneficially own any shares. In addition, these Elliott entities collectively had economic exposure comparable to approximately 1.6% of the shares of common stock outstanding pursuant to certain derivative agreements disclosed in the Schedule 13D amendment.

2	As reported in a Schedule 13G amendment dated February 9, 2017. The Vanguard Group, an investment adviser, reported that it had sole power to vote 682,187 shares, sole power to dispose of 39,544,956 shares, shared power to vote 94,567 of the reported shares, and shared power to dispose of 772,297 shares.

3	As reported in a Schedule 13G amendment dated January 18, 2017. BlackRock, Inc., a parent holding company, reported that it had sole power to vote 28,389,853 shares, sole power to dispose of 32,452,092 shares, and shared power to vote and dispose of 40,971 shares.

Stock Ownership of Directors and Executive Officers

The following table shows the ownership of Arconic common stock, as of February 17, 2017, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 13, 2017) as a group.

Mr. Kleinfeld is required to own shares of Arconic common stock equal in value to six times his annual salary and each of the other named executive officers is required to own shares of Arconic common stock equal in value to three times his or her annual salary. These officers are required to maintain that investment until retirement from the Company.

Non-employee directors are required to own, until retirement from the Board, at least $750,000 in Arconic common stock. Compliance with the ownership value requirement is measured annually and if the stock price declines in value, directors must continue to invest in Arconic stock until the stock ownership guideline is reached.

Deferred Share Units. Under the director compensation program in effect prior to November 1, 2016, directors who were not in compliance with the stock ownership value requirement were required to invest at least 50% of the fees they received as directors in Arconic stock, either by deferring fees into deferred share units under the Company’s 2005 Deferred Fee Plan for Directors or purchasing shares on the open market. Deferred share units provide directors with the same economic interest as if they own Arconic common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.

In addition, certain employees may elect to defer a portion of their salaries into Arconic deferred share units under the Arconic Deferred Compensation Plan.

Deferred Restricted Share Units. As of November 1, 2016, directors receive $120,000 of their annual compensation in Arconic deferred restricted share units, which count towards meeting the stock ownership value requirement. The annual deferred restricted share units vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (with certain limited exceptions). Also, as of November 1, 2016, directors may elect to defer the cash portion of their annual compensation into additional Arconic deferred restricted share units. Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

Each Arconic deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

For more information, see “Director Compensation—Directors’ Alignment with Shareholders.”

Name of Beneficial Owner	Shares of Common Stock[1]	Deferred Share Units[2]	Deferred Restricted Share Units[3]	Total
Directors
Amy E. Alving	—	—	3,112	3,112
Arthur D. Collins, Jr.	16,667	66,530	3,112	86,309
Rajiv L. Gupta	—	—	3,112	3,112
David P. Hess	3,949	—	—[4]	3,949
Sean O. Mahoney	—	8,779	3,112	11,891
E. Stanley O’Neal	—	45,763	3,112	48,875
John Plant	10,000[5]	4,389	3,112	17,501
L. Rafael Reif	—	9,361	3,112	12,473
Julie G. Richardson	—	—	3,112	3,112
Patricia F. Russo	3,333[6]	31,867	3,112	38,312
Ulrich R. Schmidt	3,333	4,197	3,112	10,642
Ratan N. Tata	21,693	—	3,112	24,805
Named Executive Officers
Klaus Kleinfeld*	2,298,326	12,754	—	2,311,080
Kenneth J. Giacobbe	18,653	—	—	18,653
William F. Oplinger	43,379	941	—	44,320
Christoph Kollatz	—	—	—	—
Kay H. Meggers	282,868	292	—	283,160
Karl Tragl	—	—	—	—
Olivier Jarrault	141,963	—	—	141,963
Audrey Strauss	236,108	1,044	—	237,152
All Directors and Executive Officers as a Group (21 individuals)	2,746,140	200,715	34,232	2,981,087

*   Also serves as a director

1	This column shows beneficial ownership of Arconic common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Arconic common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Arconic Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Arconic common stock. This column also includes shares of Arconic common stock that may be acquired under employee stock options that are exercisable as of February 17, 2017 or will become exercisable within 60 days after February 17, 2017 as follows: Mr. Kleinfeld (1,657,527); Mr. Giacobbe (5,040); Mr. Meggers (194,696); Mr. Jarrault (60,382); and Ms. Strauss (172,622); and all executive officers as a group (1,912,227). No awards of stock options have been made to non-employee directors. As of February 17, 2017, individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.

2	This column lists (i) for executive officers, deferred share equivalent units held under the Arconic Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors and the Deferred Fee Plan for Directors (in effect before 2005). Each deferred share equivalent unit tracks the economic performance of one share of Arconic common stock and is fully vested upon grant, but does not have voting rights.

3	This column lists deferred restricted share units issued under the 2013 Arconic Stock Incentive Plan, as amended and restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Arconic common stock upon settlement. The annual deferred restricted share units vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (with certain limited exceptions). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

4	Mr. Hess was appointed to the Board of Directors effective March 10, 2017. The initial disbursement of his director compensation will be made on March 10, 2017. Under Arconic’s director compensation program, Mr. Hess will receive an annual retainer of $240,000, plus any applicable Board committee fees, of which $120,000 shall be in deferred restricted share units. See “Director Compensation” on page 21.

5	Held by a trust of which Mr. Plant is the trustee and a beneficiary.

6	Held by a trust of which Ms. Russo is the trustee and a beneficiary.

IMPORTANT

Your vote is important, no matter how many or how few shares of Common Stock you own. Please sign, date, and return the BLUE proxy card today to vote FOR the election of the Nominees and in accordance with Elliott’s recommendations on the other proposals on the agenda for the 2017 Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the BLUE proxy card and return it to Elliott, c/o Okapi Partners LLC (“Okapi Partners”).

•	If your shares of Common Stock are held in a brokerage account or bank, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a BLUE voting form, are being forwarded to you by your broker or bank. As a beneficial owner, you must instruct your broker, trustee or other representative how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.

•	Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the voting form.

Since only your latest dated proxy card will count, you should DISREGARD AND DISCARD, and NOT vote, any WHITE proxy card you receive from the Company. Even if you return the WHITE management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us. Remember, you can vote for our four Nominees only on our BLUE proxy card. So please make certain that the latest dated proxy card you return is the BLUE proxy card.

Okapi Partners is assisting Elliott with its effort to solicit proxies. If you have any questions or require assistance in authorizing a proxy or voting your shares of Common Stock, please contact:

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 869-0171

E-mail: info@okapipartners.com

BLUE PROXY CARD

Arconic Inc.

2017 ANNUAL MEETING OF shareHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF

ELLIOTT ASSOCIATES, L.P.
ELLIOTT INTERNATIONAL, L.P.

THE BOARD OF DIRECTORS OF ARCONIC INC.

IS NOT SOLICITING THIS PROXY

P    R    O    X    Y

The undersigned appoints Geoffrey Sorbello, Austin Camporin and Steve Wolosky, and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Arconic Inc., a Pennsylvania corporation (the “Company”), which the undersigned would be entitled to vote if personally present at the 2017 annual meeting of shareholders of the Company to be held on Tuesday, May 16, 2017, at 9:00 a.m., Eastern Time, at The Performing Arts Center, Purchase College, SUNY, 735 Anderson Hill Road, Purchase, New York 10577 (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the solicitation of proxies for the Annual Meeting by Elliott Associates, L.P. and Elliott International, L.P. (collectively, “Elliott”).

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

☒ Please mark vote as in this example

elliott STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE NOMINEES LISTED BELOW IN PROPOSAL 1. elliott ALSO RECOMMEDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL 2, PROPOSAL 5, PROPOSAL 6, PROPOSAL 7, PROPOSAL 8, AND PROPOSAL 9, AND “1 YEAR” WITH RESPECT TO PROPOSAL 4. elliott MAKES NO RECOMMENDATiON WITH RESPECT TO PROPOSAL 3.

1.	Elliott’s proposal to elect Christopher L. Ayers, Elmer L Doty, Bernd F. Kessler and Patrice E. Merrin to the Company’s Board of Directors to serve three-year terms expiring at the 2020 Annual Meeting of Shareholders, or until their respective successors are duly elected and qualified.

	FOR ALL NOMINEES	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW
Nominees: Christopher L. Ayers Elmer L Doty Bernd F. Kessler Patrice E. Merrin	☐	☐	☐ __________________ __________________

Elliott intends to use this proxy to vote (i) “for” Messrs. AYERS, Doty, and Kessler, and Ms. Merrin, and (ii) “for” the candidate who has been nominated by the Company other than Messrs. Hess, Kleinfeld and Tata and Ms. Alving, FOR WHOM elliott IS NOT SEEKING AUTHORITY to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the Company’s nominees will serve as directors if our nominees are elected.

NOTE: IF YOU DO NOT WISH FOR YOUR SHARES TO BE VOTED “FOR” A PARTICULAR NOMINEE, MARK THE “FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW” BOX AND WRITE THE NAME(S) OF THE NOMINEE(S) YOU DO NOT SUPPORT ON THE LINE BELOW. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE(S).

2.	Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Company’s proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Company’s proposal to approve, on an advisory basis, the frequency of the executive compensation vote.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

5.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in the Articles of Incorporation regarding amending Article SEVENTH (Fair Price Protection).

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in the Articles of Incorporation regarding amending Article EIGHTH (Director Elections).

☐ FOR	☐ AGAINST	☐ ABSTAIN

7.	Company’s proposal to amend the Articles of Incorporation to eliminate supermajority voting requirement in Article EIGHTH of the Articles of Incorporation relating to the removal of directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

8.	Company’s proposal to amend the Articles of Incorporation to eliminate the classification of the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

9.	Shareholder proposal regarding elimination of supermajority provisions.

☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED:	(Signature, if held jointly)

(Signature)	(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.